SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) June 14, 2002

                              General Devices, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of Incorporation)

         0-3125                                         21-0661726
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(Commission File Number)                  (IRS Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices, Zip Code)

                                  908-234-0300
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

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Item 5.  Other Events

     On June 14, 2002, the Board of Directors of General Devices, Inc. (the "Company") approved the sale of 750,000 shares of common stock at a price of $.20 per share to the Company's principal stockholders (Asset Value Fund Limited Partnership, Bruce E. Toll and Leonard M. Tannenbaum) in a private transaction. The purpose of the transaction was to enable the Company to purchase an interest in an oil well being drilled in eastern Montana. A copy of the press release describing the transaction is attached hereto as Exhibit 99 and incorporated herein in its entirety by this reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                General Devices, Inc.


June 27, 2002                               /s/ John W. Galuchie, Jr.
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                                                John W. Galuchie, Jr.
                                                Chairman